MERRILL LYNCH GLOBAL HOLDINGS, INC.
                        SUPPLEMENT DATED AUGUST 11, 1998
                        TO PROSPECTUS DATED MARCH 5, 1998

     The Board of Directors of the Company approved an Agreement and Plan of Reorganization between the Company and Merrill Lynch Global Growth Fund, Inc. ("Global Growth Fund") pursuant to which the Company would transfer substantially all of its assets and substantially all of its liabilities to Global Growth Fund in exchange for newly issued shares of Global Growth Fund, and thereafter deregister as an investment company under the Investment Company Act of 1940, as amended, and dissolve in accordance with the laws of the State of Maryland (the "Reorganization").

     The Reorganization is conditioned upon: (i) approval by the Company's shareholders of the Reorganization, and (ii) the receipt of a favorable private letter ruling from the Internal Revenue Service concerning the tax consequences of the Reorganization. A special meeting of shareholders of the Company will be called to consider and act upon a proposal to approve the Reorganization. It is currently anticipated that a Notice of the Special Meeting and a related Proxy Statement and Prospectus will be distributed to Company shareholders in September, 1998 and that the special meeting will take place on November 5, 1998. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place as early as possible in calendar year 1999.

     The Company and Global Growth Fund are open-end management investment companies with similar, though not identical, investment objectives. The Company seeks to provide shareholders with the highest total investment return consistent with prudent risk, by investing primarily in an internationally diversified portfolio of securities. Global Growth Fund seeks to provide shareholders with long-term growth of capital by investing primarily in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings. The Board of Directors of Global Growth Fund also approved the Reorganization.

     If the Reorganization takes place, Company shareholders will receive shares of that class of shares of Global Growth Fund having the same letter designation (I.E., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges), if any, as the shares of the Company held by them immediately prior to the Reorganization.

Code# 10244-0398ALL